MORGAN STANLEY BALANCED INCOME FUND
LETTER TO THE SHAREHOLDERS o JANUARY 31, 2003


DEAR SHAREHOLDER:

Over the past year, the U.S. economy showed preliminary signs of emerging from recession. While this trend continued throughout the first half of 2002, the quality of the data was uneven, and, overall, the market environment remained extremely difficult. There were many crosscurrents in the market, with real and perceived negatives outweighing the positives. Corporate-governance issues, accounting irregularities and more evidence of fraud dominated headlines. These factors, along with continued concern over terrorist attacks, the potential for war with Iraq, further weakening of the economy and the lack of positive news from most companies, led to the broad-based weakness. On a more positive note, at the macroeconomic level there were some encouraging signs of a potential turn in economic growth and a possible near-term market bottom toward the end of the period. The net result, however, was a weak market with weak stock fundamentals coupled with a pessimistic investor base, which led to a volatile and negative market environment.

PERFORMANCE AND PORTFOLIO

For the 12-month period ended January 31, 2003, Morgan Stanley's Balanced Income Fund's Class A, B, C and D shares produced total returns of -4.19 percent, -4.98 percent, -5.00 percent and -4.04 percent, respectively. During the same period, the Standard & Poor's 500 Index produced a total return of -23.01 percent, the Russell 1000 Value Index produced a total return of -16.93 percent, the Lehman Brothers U.S. Government/Credit Index produced a total return of 10.22 percent and the Lipper Income Funds Index produced a total return of -4.28 percent. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

In September 2002, the Investment Manager's Equity Income team assumed responsibility for managing the equity portion of the Fund. Current members of the team include James Gilligan, Managing Director; Catherine Maniscalco Avery, Vice President; James Roeder, Vice President; and Vincent E. Vizachero, Associate. The fixed-income portion of the Fund continues to be managed by the Investment Manager's Taxable Fixed-Income team.

On January 31, 2003, approximately 71 percent of the Fund's assets were allocated to high-quality fixed-income securities and 29 percent to equities. At the beginning of the period under review, yields for most U.S. fixed-income securities were somewhat generous relative to U.S. Treasury securities. Consequently, we increased the Fund's allocations to both mortgage-backed and corporate securities. As the period progressed, mortgages became relatively expensive, affording an opportunity to take profits on a portion of the position. Some corporate securities underperformed amidst accounting scandals, while those that did not pose accounting issues performed well.

MORGAN STANLEY BALANCED INCOME FUND
LETTER TO THE SHAREHOLDERS o JANUARY 31, 2003 continued

In the equity portion of the Fund, holdings in industrials and utilities had a positive impact on performance during the period. The Fund's worst performing sector was technology, an area where we are still struggling to find value. We believe that on a fundamental basis technology may be poised to bottom within the year, but the sticking point is valuation. Because there is still a lingering focus on technology in the wake of the boom, people are still analyzing the sector and attempting to not miss out on any gains. Valuations are not at the rock-bottom levels we believe they should be, and we remain fairly cautious about the sector. In all, the allocation of bonds was instrumental in helping offset some of the declines that we were seeing in the equity portion of the Fund.

LOOKING AHEAD

Although it has been a tough environment, we think we may be closer to the bottom than not. We believe the Federal Reserve has done the right things, as the nation now has a stimulative monetary policy, a low interest-rate environment and a decent inflation situation. That said, the market might not have much flexibility until there is some sort of closure in the situation in Iraq. Nonetheless, we are cautiously optimistic for the Fund's long-term prospects. With the market falling off as much as it has over the last two years, stocks are returning to what we believe are more-reasonable valuation levels, levels that are beginning to reflect the risks in the economy and the world. There are still many issues to be resolved in terms of corporate-governance and accounting issues. Longer term, as the economy recovers and corporate-governance issues diminish, we believe the overall health of the stock market should also begin to improve. Ultimately, we would like to see a stock market that is driven by fundamentals, not by sentiment.

We appreciate your ongoing support of Morgan Stanley Balanced Income Fund and look forward to continuing to serve your investment needs.



Very truly yours,


/s/ Charles A. Fiumefreddo                /s/ Mitchell M. Merin
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President and CEO

MORGAN STANLEY BALANCED INCOME FUND
ANNUAL HOUSEHOLDING NOTICE o JANUARY 31, 2003

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 am to 8:00 pm, ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

MORGAN STANLEY BALANCED INCOME FUND
FUND PERFORMANCE o JANUARY 31, 2003


                                                        Russell
    Date             Total      S&P 500     Lehman      1000 Val     Lipper
    ----             -----      -------     ------      --------     ------
March 29, 1995      10,000      10,000      10,000      10,000      10,000
April 30, 1995      10,160      10,231      10,125      10,340      10,206
July 31, 1995       10,711      11,248      10,593      11,300      10,843
October 31, 1995    10,929      11,710      10,997      11,757      11,170
January 31, 1996    11,693      12,884      11,413      13,057      11,928
April 30, 1996      11,626      13,322      11,001      13,431      12,011
July 31, 1996       11,599      13,112      11,155      13,095      11,902
October 31, 1996    12,261      14,532      11,590      14,547      12,712
January 31, 1997    12,608      16,276      11,686      16,149      13,370
April 30, 1997      12,783      16,669      11,740      16,461      13,320
July 31, 1997       13,992      19,945      12,359      19,490      14,953
October 31, 1997    14,019      19,196      12,611      19,375      15,056
January 31, 1998    14,426      20,657      12,991      20,527      15,556
April 30, 1998      15,083      23,515      13,070      23,405      16,467
July 31, 1998       14,949      23,793      13,356      22,941      16,219
October 31, 1998    15,243      23,417      13,907      22,247      16,010
January 31, 1999    15,914      27,366      14,124      24,269      16,926
April 30, 1999      16,337      28,645      13,891      26,702      17,300
July 31, 1999       15,899      28,600      13,667      26,380      17,192
October 31, 1999    15,779      29,428      13,815      25,924      17,280
January 31, 2000    15,497      30,197      13,719      25,002      17,354
April 30, 2000      15,636      31,545      14,023      25,666      17,838
July 31, 2000       15,578      31,165      14,448      25,061      18,041
October 31, 2000    16,371      31,217      14,799      27,354      18,487
January 31, 2001    17,339      29,923      15,607      27,765      18,890
April 30, 2001      17,462      27,451      15,721      27,316      18,727
July 31, 2001       17,837      26,697      16,284      27,252      18,829
October 31, 2001    17,311      23,444      17,067      24,110      18,228
January 31, 2002    17,742      25,093      16,777      25,911      18,627
April 30, 2002      17,597      23,989      16,897      26,248      18,763
July 31, 2002       17,147      20,393      17,405      22,554      17,662
October 31, 2002    16,724      19,907      18,004      21,694      17,617
January 31, 2003    16,855(3)   19,320      18,492      21,525      17,830

                   -- Fund  -- S&P 500(4)  -- Lehman Index(5)
               -- Russell 1000 Value Index(6)  -- Lipper Index(7)

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.


          AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED JANUARY 31, 2003
--------------------------------------------------------------------------------
                                 CLASS A SHARES*
--------------------------------------------------------------------------------
1 Year                          (4.19)%(1)           (9.22)%(2)
5 Years                          3.96 %(1)            2.84 %(2)
Since Inception (7/28/97)        4.43 %(1)            3.42 %(2)


                                Class B Shares**
--------------------------------------------------------------------------------
1 Year                          (4.98)%(1)           (9.61)%(2)
5 Years                          3.14 %(1)            2.81 %(2)
Since Inception (7/28/97)        3.61 %(1)            3.47 %(2)


                                 Class C Shares+
--------------------------------------------------------------------------------
1 Year                          (5.00)%(1)           (5.93)%(2)
5 Years                          3.16 %(1)            3.16 %(2)
Since Inception (3/28/95)        6.88 %(1)            6.88 %(2)


                                Class D Shares++
--------------------------------------------------------------------------------
1 Year                          (4.04)%(1)
5 Years                          4.15 %(1)
Since Inception (7/28/97)        4.64 %(1)

MORGAN STANLEY BALANCED INCOME FUND
FUND PERFORMANCE o JANUARY 31, 2003 Continued

------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value assuming a complete redemption on January 31, 2003.

(4) The Standard and Poor's 500 Index (S&P 500(Reg. TM)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lehman Brothers U.S. Government/Credit Index (formerly Lehman Brothers Government/Corporate Index) tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(6) The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Index does not include any expenses, fees, or charges. The Index is unmanaged and should not be considered an investment.

(7) The Lipper Income Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Income Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.

*    The maximum front-end sales charge for Class A is 5.25%.

** The maximum CDSC for Class B is 5.0%. The CDSC declines to 0% after six years.

+ The maximum CDSC for Class C is 1% for shares redeemed within one year of purchase.

++   Class D has no sales charge.

MORGAN STANLEY BALANCED INCOME FUND
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003

 NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
           COMMON STOCKS (32.9%)
           Aerospace & Defense (0.4%)
 24,010    Raytheon Co. ......................................... $     722,461
                                                                  -------------
           Auto Parts: O.E.M. (0.2%)
  6,340    Magna International Inc. (Class A) (Canada) ..........       361,380
                                                                  -------------
           Beverages: Non-Alcoholic (0.5%)
 22,880    Coca-Cola Co. (The) ..................................       925,725
                                                                  -------------
           Cable/Satellite TV (0.1%)
  5,576    Comcast Corp. (Class A)+..............................       148,489
                                                                  -------------
           Chemicals: Agricultural (0.1%)
 10,810    Monsanto Co. .........................................       190,796
                                                                  -------------
           Chemicals: Major Diversified (0.6%)
 19,450    Dow Chemical Co. (The) ...............................       565,217
 12,920    Du Pont (E.I.) de Nemours & Co. ......................       489,280
                                                                  -------------
                                                                      1,054,497
                                                                  -------------
           Computer Processing Hardware (0.3%)
 29,940    Hewlett-Packard Co. ..................................       521,255
                                                                  -------------
           Containers/Packaging (0.5%)
 19,540    Temple-Inland Inc. ...................................       844,519
                                                                  -------------
           Contract Drilling (0.6%)
 22,780    ENSCO International Inc. .............................       613,693
 21,620    Transocean Inc.+......................................       492,287
                                                                  -------------
                                                                      1,105,980
                                                                  -------------
           Discount Stores (0.7%)
 23,610    Target Corp. .........................................       666,038
 10,200    Wal-Mart Stores, Inc. ................................       487,560
                                                                  -------------
                                                                      1,153,598
                                                                  -------------
           Drugstore Chains (0.3%)
 20,310    CVS Corp. ............................................       459,412
                                                                  -------------
           Electric Utilities (1.3%)
 22,860    Entergy Corp. ........................................     1,016,127
 14,220    Exelon Corp. .........................................       724,225
 16,200    PPL Corp. ............................................       567,000
                                                                  -------------
                                                                      2,307,352
                                                                  -------------

                        See Notes to Financial Statements

MORGAN STANLEY BALANCED INCOME FUND
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued


 NUMBER OF
  SHARES                                                               VALUE
-------------------------------------------------------------------------------
           Electronics/Appliances (0.2%)
 10,130    Eastman Kodak Co. ..................................... $    306,939
                                                                   ------------
           Finance/Rental/Leasing (0.6%)
 16,140    Fannie Mae ............................................    1,044,258
                                                                   ------------
           Financial Conglomerates (1.1%)
 45,680    J.P. Morgan Chase & Co. ...............................    1,066,171
 26,990    Prudential Financial, Inc. ............................      857,472
                                                                   ------------
                                                                      1,923,643
                                                                   ------------
           Financial Publishing/Services (0.5%)
 43,740    Equifax, Inc. .........................................      936,473
                                                                   ------------
           Food: Major Diversified (0.3%)
 12,500    PepsiCo, Inc. .........................................      506,000
                                                                   ------------
           Hotels/Resorts/Cruiselines (0.7%)
 50,940    Hilton Hotels Corp. ...................................      596,507
 29,000    Starwood Hotels & Resorts Worldwide, Inc. .............      680,050
                                                                   ------------
                                                                      1,276,557
                                                                   ------------
           Household/Personal Care (1.0%)
 19,660    Kimberly-Clark Corp. ..................................      910,651
  9,700    Procter & Gamble Co. (The) ............................      830,029
                                                                   ------------
                                                                      1,740,680
                                                                   ------------
           Industrial Conglomerates (1.4%)
 10,010    3M Co. ................................................    1,246,745
 17,480    Ingersoll Rand Co. (Class A) (Bermuda) ................      686,265
 14,610    Textron, Inc. .........................................      563,362
                                                                   ------------
                                                                      2,496,372
                                                                   ------------
           Information Technology Services (0.2%)
 11,300    Computer Sciences Corp.+  .............................      345,780
                                                                   ------------
           Integrated Oil (2.0%)
 16,190    BP PLC (ADR) (United Kingdom) .........................      631,572
 15,520    ConocoPhillips ........................................      747,909
 59,360    Exxon Mobil Corp. .....................................    2,027,144
                                                                   ------------
                                                                      3,406,625
                                                                   ------------
           Investment Banks/Brokers (0.6%)
 36,880    Edwards (A.G.), Inc. ..................................    1,053,662
                                                                   ------------

                        See Notes to Financial Statements

MORGAN STANLEY BALANCED INCOME FUND
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued


 NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
           Life/Health Insurance (0.3%)
 17,170    MetLife, Inc. .......................................... $    459,641
                                                                    ------------
           Major Banks (2.3%)
 25,890    Bank of America Corp. ..................................    1,813,594
 17,910    FleetBoston Financial Corp. ............................      467,630
 28,020    PNC Financial Services Group, Inc. .....................    1,234,001
 12,810    Wachovia Corp. .........................................      460,776
                                                                    ------------
                                                                       3,976,001
                                                                    ------------
           Major Telecommunications (1.4%)
 20,550    SBC Communications Inc. ................................      502,242
106,590    Sprint Corp. (FON Group) ...............................    1,294,003
 17,350    Verizon Communications Inc. ............................      664,158
                                                                    ------------
                                                                       2,460,403
                                                                    ------------
           Managed Health Care (1.1%)
 32,800    Aetna Inc. .............................................    1,426,472
  6,330    Anthem, Inc.+  .........................................      392,966
                                                                    ------------
                                                                       1,819,438
                                                                    ------------
           Media Conglomerates (1.2%)
 88,360    AOL Time Warner Inc.+  .................................    1,030,278
 56,880    Disney (Walt) Co. (The) ................................      995,400
                                                                    ------------
                                                                       2,025,678
                                                                    ------------
           Medical Specialties (0.3%)
 16,010    Bausch & Lomb, Inc. ....................................      532,333
                                                                    ------------
           Multi-Line Insurance (0.8%)
 12,400    Hartford Financial Services Group, Inc. (The) ..........      516,832
 22,470    Safeco Corp. ...........................................      805,550
                                                                    ------------
                                                                       1,322,382
                                                                    ------------
           Oil & Gas Production (1.5%)
 12,570    Anadarko Petroleum Corp. ...............................      579,603
 20,140    Burlington Resources, Inc. .............................      888,174
 15,790    EOG Resources, Inc. ....................................      612,020
 12,410    Noble Energy, Inc. .....................................      443,037
                                                                    ------------
                                                                       2,522,834
                                                                    ------------
           Oil Refining/Marketing (0.4%)
 17,620    Valero Energy Corp. ....................................      605,952
                                                                    ------------

                        See Notes to Financial Statements

MORGAN STANLEY BALANCED INCOME FUND
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued


 NUMBER OF
  SHARES                                                               VALUE
------------------------------------------------------------------------------
           Oilfield Services/Equipment (0.8%)
 35,810    Schlumberger Ltd. .................................... $  1,350,037
                                                                  ------------
           Other Metals/Minerals (0.3%)
 16,070    Phelps Dodge Corp.+  .................................      555,219
                                                                  ------------
           Packaged Software (0.8%)
 21,420    Microsoft Corp.+  ....................................    1,016,593
 34,650    Oracle Corp.+  .......................................      416,840
                                                                  ------------
                                                                     1,433,433
                                                                  ------------
           Pharmaceuticals: Generic Drugs (0.4%)
 26,040    Mylan Laboratories, Inc. .............................      695,789
                                                                  ------------
           Pharmaceuticals: Major (3.1%)
 99,150    Bristol-Myers Squibb Co. .............................    2,338,949
 10,900    Johnson & Johnson ....................................      584,349
 19,590    Pharmacia Corp. ......................................      818,274
 10,840    Roche Holdings Ltd (ADR) (Switzerland) ...............      756,632
 42,610    Schering-Plough Corp. ................................      771,667
                                                                  ------------
                                                                     5,269,871
                                                                  ------------
           Precious Metals (0.7%)
 41,200    Newmont Mining Corp. .................................    1,192,740
                                                                  ------------
           Property - Casualty Insurers (2.0%)
 57,370    Allstate Corp. (The) .................................    2,018,850
 15,970    Chubb Corp. (The) ....................................      857,908
 31,734    Travelers Property Casualty Corp. (Class A) ..........      514,408
                                                                  ------------
                                                                     3,391,166
                                                                  ------------
           Railroads (0.9%)
 46,900    Norfolk Southern Corp. ...............................      923,930
  9,580    Union Pacific Corp. ..................................      546,635
                                                                  ------------
                                                                     1,470,565
                                                                  ------------
           Restaurants (0.1%)
 17,670    McDonald's Corp. .....................................      251,621
                                                                  ------------
           Tobacco (0.3%)
 12,660    Altria Group, Inc. ...................................      479,434
                                                                  ------------
           Total Common Stocks
           (Cost $54,879,981)....................................   56,646,990
                                                                  ------------

                        See Notes to Financial Statements

MORGAN STANLEY BALANCED INCOME FUND
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                COUPON       MATURITY
 THOUSANDS                                                 RATE          DATE           VALUE
-------------------------------------------------------------------------------------------------
             CORPORATE BONDS (16.3%)
             Aerospace & Defense (0.6%)
 $     55    Boeing Co. .................................. 6.625%       02/15/38     $     56,329
      240    Lockheed Martin Corp. ....................... 7.75         05/01/26          287,124
      135    Raytheon Co. ................................ 8.30         03/01/10          157,705
      558    Systems 2001 Asset Trust - 144A* ............ 6.664        09/15/13          599,655
                                                                                     ------------
                                                                                        1,100,813
                                                                                     ------------
             Airlines (0.4%)
      167    American West Airlines ...................... 7.10         04/02/21          170,906
       49    Continental Airlines, Inc. .................. 6.648        03/15/19           42,898
      348    Continental Airlines, Inc. .................. 6.90         07/02/19          311,327
       49    Continental Airlines, Inc. .................. 6.545        08/02/20           44,156
       80    Southwest Airlines Co. ...................... 5.496        11/01/06           85,575
                                                                                     ------------
                                                                                          654,862
                                                                                     ------------
             Beverages: Non-Alcoholic (0.1%)
      125    PepsiAmericas Inc. .......................... 3.875        09/12/07          125,940
                                                                                     ------------
             Broadcasting (0.2%)
      290    Clear Channel Communications, Inc. .......... 7.65         09/15/10          329,136
                                                                                     ------------
             Building Products (0.1%)
       95    Masco Corp. ................................. 6.50         08/15/32           97,144
                                                                                     ------------
             Cable/Satellite TV (0.4%)
      330    Comcast Corp. ............................... 6.50         01/15/15          330,853
      210    Cox Communications, Inc. .................... 7.125        10/01/12          231,633
      105    TCI Communications, Inc. .................... 7.875        02/15/26          108,696
                                                                                     ------------
                                                                                          671,182
                                                                                     ------------
             Chemicals: Agricultural (0.1%)
      210    Monsanto Co. ................................ 7.375        08/15/12          227,476
                                                                                     ------------
             Department Stores (0.5%)
       50    Federated Department Stores, Inc. ........... 6.625        09/01/08           55,091
      270    Federated Department Stores, Inc. ........... 6.90         04/01/29          278,284
       80    May Department Stores Co., Inc. ............. 5.95         11/01/08           85,717
      335    May Department Stores Co., Inc. ............. 6.70         09/15/28          345,133
       60    May Department Stores Co., Inc. ............. 6.90         01/15/32           62,311
                                                                                     ------------
                                                                                          826,536
                                                                                     ------------

                        See Notes to Financial Statements

MORGAN STANLEY BALANCED INCOME FUND
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued


 PRINCIPAL
 AMOUNT IN                                                              COUPON       MATURITY
 THOUSANDS                                                               RATE          DATE           VALUE
---------------------------------------------------------------------------------------------------------------
             Drugstore Chains (0.2%)
 $    290    CVS Corp. ................................................. 5.625%       03/15/06     $    310,197
                                                                                                   ------------
             Electric Utilities (0.5%)
      105    Cincinnati Gas & Electric Co. ............................. 5.70         09/15/12          107,470
      270    Constellation Energy Group, Inc. .......................... 7.60         04/01/32          286,488
       65    Detroit Edison Co. ........................................ 6.125        10/01/10           71,128
      110    Exelon Corp. .............................................. 6.75         05/01/11          120,310
       70    Florida Power & Light Co. ................................. 4.85         02/01/13           71,388
      165    Public Service Electric & Gas ............................. 5.00         01/01/13          165,927
                                                                                                   ------------
                                                                                                        822,711
                                                                                                   ------------
             Electrical Products (0.1%)
      240    Cooper Industries Inc. .................................... 5.25         07/01/07          247,982
                                                                                                   ------------
             Finance/Rental/Leasing (0.7%)
      265    American General Finance Corp. ............................ 5.875        07/14/06          284,609
      130    Ford Motor Credit Co. ..................................... 7.25         10/25/11          123,809
       50    Hertz Corp. ............................................... 7.40         03/01/11           46,746
      170    Hertz Corp. ............................................... 7.625        06/01/12          160,732
      120    MBNA America Bank N.A. .................................... 7.75         09/15/05          131,463
      190    MBNA America Bank N.A. .................................... 6.50         06/20/06          203,012
      235    Prime Property Funding II - 144A* ......................... 7.00         08/15/04          250,507
                                                                                                   ------------
                                                                                                      1,200,878
                                                                                                   ------------
             Financial Conglomerates (2.6%)
      500    Associates Corp. of North America ......................... 6.01         02/07/03          500,129
      500    Associates Corp. of North America ......................... 6.25         11/01/08          548,996
      100    AXA Financial, Inc. ....................................... 7.00         04/01/28          103,861
      145    Boeing Capital Corp. ...................................... 6.10         03/01/11          150,293
       70    Boeing Capital Corp. ...................................... 6.50         02/15/12           74,507
       50    Boeing Capital Corp. ...................................... 5.80         01/15/13           50,723
      125    Chase Manhattan Corp. ..................................... 6.00         02/15/09          131,388
      185    Citigroup Inc. ............................................ 5.625        08/27/12          194,867
      595    General Electric Capital Corp. ............................ 6.75         03/15/32          657,779
      430    General Motors Acceptance Corp. ........................... 6.875        09/15/11          418,740
      465    General Motors Acceptance Corp. ........................... 8.00         11/01/31          458,733
      635    Prudential Holdings, LLC (Series B)(FSA) - 144A* .......... 7.245        12/18/23          719,626
      450    Prudential Holdings, LLC (Series C) - 144A* ............... 8.695        12/18/23          527,107
                                                                                                   ------------
                                                                                                      4,536,749
                                                                                                   ------------

                        See Notes to Financial Statements

MORGAN STANLEY BALANCED INCOME FUND
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued


 PRINCIPAL
 AMOUNT IN                                                         COUPON       MATURITY
 THOUSANDS                                                          RATE          DATE         VALUE
-------------------------------------------------------------------------------------------------------
             Food Retail (0.7%)
 $    195    Albertson's, Inc. ................................ 7.50 %        02/15/11     $    223,988
       75    Albertson's, Inc. ................................ 7.45          08/01/29           82,929
      265    Kroger Co. ....................................... 6.80          04/01/11          289,554
      345    Kroger Co. ....................................... 7.70          06/01/29          389,689
      240    Safeway Inc. ..................................... 5.80          08/15/12          250,707
                                                                                           ------------
                                                                                              1,236,867
                                                                                           ------------
             Forest Products (0.2%)
      300    Weyerhaeuser Co. ................................. 6.75          03/15/12          321,409
                                                                                           ------------
             Gas Distributors (0.2%)
      200    Consolidated Natural Gas Co. ..................... 6.25          11/01/11          216,403
       85    Sempra Energy .................................... 6.00          02/01/13           85,252
                                                                                           ------------
                                                                                                301,655
                                                                                           ------------
             Home Building (0.1%)
       50    Centex Corp. ..................................... 7.875         02/01/11           56,627
       90    Centex Corp. ..................................... 7.50          01/15/12          100,689
                                                                                           ------------
                                                                                                157,316
                                                                                           ------------
             Home Furnishings (0.1%)
       95    Mohawk Industries Inc. ........................... 7.20          04/15/12          105,580
                                                                                           ------------
             Home Improvement Chains (0.2%)
      225    Lowe's Companies, Inc. ........................... 8.25          06/01/10          273,316
      130    Lowe's Companies, Inc. ........................... 6.50          03/15/29          137,266
                                                                                           ------------
                                                                                                410,582
                                                                                           ------------
             Hotels/Resorts/Cruiselines (0.5%)
      190    Hyatt Equities LLC - 144A* ....................... 6.875         06/15/07          190,792
      580    Marriott International, Inc. (Series E) .......... 7.00          01/15/08          644,144
                                                                                           ------------
                                                                                                834,936
                                                                                           ------------
             Industrial Conglomerates (0.3%)
      455    Honeywell International, Inc. .................... 6.125         11/01/11          498,940
                                                                                           ------------
             Integrated Oil (0.2%)
      295    Conoco Inc. ...................................... 6.95          04/15/29          330,058
                                                                                           ------------

                        See Notes to Financial Statements

MORGAN STANLEY BALANCED INCOME FUND
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued


 PRINCIPAL
 AMOUNT IN                                                                 COUPON       MATURITY
 THOUSANDS                                                                  RATE          DATE          VALUE
-----------------------------------------------------------------------------------------------------------------
             Investment Banks/Brokers (0.4%)
 $    470    Goldman Sachs Group Inc. .................................... 6.875%       01/15/11     $    523,667
      200    Goldman Sachs Group Inc. .................................... 6.60         01/15/12          220,301
                                                                                                     ------------
                                                                                                          743,968
                                                                                                     ------------
             Life/Health Insurance (0.8%)
      185    American General Corp. ...................................... 7.50         07/15/25          225,666
       90    Hartford Life ............................................... 7.375        03/01/31           99,722
      545    John Hancock Financial Services, Inc. ....................... 7.375        02/15/24          589,386
      250    Metropolitan Life Insurance Co. ............................. 7.80         11/01/25          285,032
      250    New England Mutual Life Insurance Co. (Series DTC) .......... 7.875        02/15/24          276,833
                                                                                                     ------------
                                                                                                        1,476,639
                                                                                                     ------------
             Major Banks (0.2%)
      230    Bank One Corp. .............................................. 6.00         02/17/09          248,185
      110    Bank One Corp. .............................................. 7.625        10/15/26          133,280
                                                                                                     ------------
                                                                                                          381,465
                                                                                                     ------------
             Major Telecommunications (0.7%)
      140    ALLTEL Corp. ................................................ 7.00         07/01/12          158,544
      155    AT&T Corp. .................................................. 8.50         11/15/31          163,642
      475    GTE Corp. ................................................... 6.94         04/15/28          491,665
      300    Verizon New England Inc. .................................... 6.50         09/15/11          329,438
                                                                                                     ------------
                                                                                                        1,143,289
                                                                                                     ------------
             Managed Health Care (0.5%)
      445    Aetna, Inc. ................................................. 7.875        03/01/11          509,564
      160    Cigna Corp. ................................................. 6.375        10/15/11          162,032
      195    Wellpoint Health Network, Inc. .............................. 6.375        06/15/06          211,664
                                                                                                     ------------
                                                                                                          883,260
                                                                                                     ------------
             Media Conglomerates (0.5%)
      130    AOL Time Warner Inc. ........................................ 7.70         05/01/32          136,714
      110    News America Holdings, Inc. ................................. 8.875        04/26/23          128,918
       35    News America Holdings, Inc. ................................. 7.75         02/01/24           36,909
      380    News America Holdings, Inc. ................................. 7.28         06/30/28          379,089
      135    Time Warner, Inc. ........................................... 6.625        05/15/29          124,837
                                                                                                     ------------
                                                                                                          806,467
                                                                                                     ------------

                        See Notes to Financial Statements

MORGAN STANLEY BALANCED INCOME FUND
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued


 PRINCIPAL
 AMOUNT IN                                                           COUPON       MATURITY
 THOUSANDS                                                            RATE          DATE           VALUE
------------------------------------------------------------------------------------------------------------
             Motor Vehicles (0.8%)
 $    140    DaimlerChrysler North American Holdings Co. ........... 7.20 %        09/01/09     $    153,090
      305    DaimlerChrysler North American Holdings Co. ........... 8.50          01/18/31          366,394
       90    Ford Motor Co ......................................... 6.625         10/01/28           69,444
    1,005    Ford Motor Co. ........................................ 7.45          07/16/31          850,442
                                                                                                ------------
                                                                                                   1,439,370
                                                                                                ------------
             Multi-Line Insurance (0.9%)
      285    AIG SunAmerica Global Finance VI - 144A* .............. 6.30          05/10/11          316,230
      670    Farmers Exchange Capital - 144A* ...................... 7.05          07/15/28          470,402
      265    Hartford Financial Services Group, Inc. ............... 7.90          06/15/10          307,818
      300    Nationwide Mutual Insurance Co. ....................... 7.50          02/15/24          300,352
      100    Nationwide Mutual Insurance Co. - 144A* ............... 8.25          12/01/31          108,806
                                                                                                ------------
                                                                                                   1,503,608
                                                                                                ------------
             Oil & Gas Production (0.3%)
       30    Devon Financing Corp. ................................. 6.875         09/30/11           33,323
       55    Kerr-McGee Corp. ...................................... 5.875         09/15/06           59,286
      115    Kerr-McGee Corp. ...................................... 6.875         09/15/11          128,565
      290    PEMEX Project Funding Master Trust .................... 9.125         10/13/10          326,975
                                                                                                ------------
                                                                                                     548,149
                                                                                                ------------
             Other Consumer Services (0.1%)
      205    Cendant Corp. ......................................... 7.375         01/15/13          206,377
                                                                                                ------------
             Other Metals/Minerals (0.1%)
      160    Inco Ltd. (Canada) .................................... 7.20          09/15/32          158,055
                                                                                                ------------
             Property - Casualty Insurers (0.2%)
      285    Florida Windstorm Underwrting Assoc. - 144A* .......... 7.125         02/25/19          323,297
                                                                                                ------------
             Pulp & Paper (0.3%)
      160    International Paper Co. - 144A* ....................... 5.85          10/30/12          166,240
      135    MeadWestVaco Corp. .................................... 6.85          04/01/12          148,469
      155    Sappi Papier Holding AG - 144A* (Austria) ............. 6.75          06/15/12          171,308
                                                                                                ------------
                                                                                                     486,017
                                                                                                ------------
             Real Estate Development (0.3%)
      491    World Financial Properties - 144A* .................... 6.95          09/01/13          536,007
                                                                                                ------------

                        See Notes to Financial Statements

MORGAN STANLEY BALANCED INCOME FUND
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued


 PRINCIPAL
 AMOUNT IN                                                   COUPON        MATURITY
 THOUSANDS                                                    RATE           DATE          VALUE
----------------------------------------------------------------------------------------------------
             Real Estate Investment Trusts (0.6%)
 $     35    Boston Properties Inc. - 144A* ................ 6.25 %        01/15/13     $     35,384
      135    EOP Operating L.P. ............................ 6.763         06/15/07          145,804
      225    EOP Operating L.P. ............................ 7.25          06/15/28          230,254
       50    EOP Operating L.P. ............................ 7.50          04/19/29           52,664
      130    Simon Property Group - 144A* .................. 6.35          08/28/12          135,851
      290    Simon Property Group L.P. ..................... 6.375         11/15/07          311,450
      170    Vornado Realty Trust .......................... 5.625         06/15/07          171,742
                                                                                        ------------
                                                                                           1,083,149
                                                                                        ------------
             Savings Banks (0.2%)
      195    Washington Mutual Bank ........................ 5.50          01/15/13          199,314
       70    Washington Mutual Inc. ........................ 8.25          04/01/10           83,207
                                                                                        ------------
                                                                                             282,521
                                                                                        ------------
             Services to the Health Industry (0.2%)
       90    Anthem Insurance - 144A* ...................... 9.125         04/01/10          109,487
      215    Anthem Insurance - 144A* ...................... 9.00          04/01/27          267,689
                                                                                        ------------
                                                                                             377,176
                                                                                        ------------
             Telecommunications (0.2%)
      220    British Telecom PLC (United Kingdom) .......... 8.875         12/15/30          278,332
                                                                                        ------------
             TOTAL CORPORATE BONDS
             (Cost $26,516,705) ....................................................      28,006,095
                                                                                        ------------
             FOREIGN GOVERNMENT OBLIGATIONS (0.3%)
      110    United Mexican States Corp. (Mexico) .......... 8.375         01/14/11          122,100
      200    United Mexican States Corp. (Mexico) .......... 8.00          09/24/22          200,800
      120    United Mexican States Corp. (Mexico) .......... 8.30          08/15/31          122,580
                                                                                        ------------
             TOTAL FOREIGN GOVERNMENT OBLIGATIONS
             (Cost $427,342)........................................................         445,480
                                                                                        ------------
             U.S. GOVERNMENT & AGENCY OBLIGATIONS (23.8%)
    1,050    Federal National Mortgage Assoc.** ............ 6.625         11/15/30        1,218,754
             Resolution Funding Corp. (Coupon Strips)
    1,500    ** ............................................ 0.00          10/15/04        1,455,501
    1,300    ** ............................................ 0.00          01/15/06        1,212,164
    3,000    ** ............................................ 0.00          01/15/08        2,564,730
      740    Tennessee Valley Authority .................... 0.00          10/15/04          714,069

                        See Notes to Financial Statements

MORGAN STANLEY BALANCED INCOME FUND
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued


 PRINCIPAL
 AMOUNT IN                                       COUPON       MATURITY
 THOUSANDS                                        RATE          DATE           VALUE
---------------------------------------------------------------------------------------
             U.S. Treasury Bonds
 $  1,900    ................................... 7.625%       02/15/25     $  2,573,683
    1,000    ** ................................ 8.125        08/15/19        1,381,719
    1,850    ................................... 8.125        08/15/21        2,582,557
    1,150    ** ................................ 8.75         08/15/20        1,684,391
             U.S. Treasury Notes
      900    ................................... 5.00         08/15/11          976,008
    5,600    ** ................................ 6.50         02/15/10        6,614,126
    9,245    ** ................................ 6.75         05/15/05       10,247,870
    4,845    ** ................................ 7.50         02/15/05        5,401,419
             U.S. Treasury Strips
    1,000    ................................... 0.00         05/15/11          713,334
    4,190    ** ................................ 0.00         08/15/20        1,671,676
                                                                           ------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (Cost $38,374,352)........................................      41,012,001
                                                                           ------------
             MORTGAGE-BACKED SECURITIES (19.0%)
             Federal Home Loan Mortgage Corp.
    1,500    ................................... 6.50            ***          1,563,750
    1,414    ................................... 7.50         10/01/29-
                                                              08/01/32        1,508,262
      775    ................................... 7.50            ***            826,102
             Federal National Mortgage Assoc.
   12,800    ................................... 6.50            ***         13,336,000
    3,000    ................................... 7.00            ***          3,157,500
      506    ................................... 7.00         07/01/11-
                                                              06/01/12          538,932
    7,046    ................................... 7.50         08/01/23-
                                                              07/01/32        7,500,382
    3,459    ................................... 8.00         05/01/24-
                                                              08/01/31        3,734,805
             Government National Mortgage Assoc.
      415    ................................... 7.50         03/15/26-
                                                              10/15/26          443,874
      164    ................................... 8.00         06/15/26-
                                                              07/15/26          177,468
                                                                           ------------
             TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $32,416,204)........................................      32,787,075
                                                                           ------------

                        See Notes to Financial Statements

MORGAN STANLEY BALANCED INCOME FUND
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued


 PRINCIPAL
 AMOUNT IN                                                             COUPON         MATURITY
 THOUSANDS                                                              RATE            DATE          VALUE
---------------------------------------------------------------------------------------------------------------
             ASSET-BACKED SECURITIES (4.4%)
             Finance/Rental/Leasing (4.1%)
 $    412    BMW Vehicle Owner Trust 2002-A ........................... 2.83 %        12/25/04     $    414,379
      315    Chase Credit Card Master Trust ........................... 5.50          11/17/08          340,302
      318    Chase Manhattan Auto Owner Trust 2002-A .................. 2.63          10/15/04          319,289
      800    Chase Manhattan Auto Owner Trust 2002-B .................. 2.70          01/18/05          803,508
      300    Citibank Credit Issuance Trust ........................... 6.90          10/15/07          332,193
      446    Daimler Chrysler Auto Trust 2000-E ....................... 6.11          11/08/04          452,543
      716    Daimler Chrysler Auto Trust 2002-A ....................... 2.90          12/06/04          719,847
      495    Ford Credit Auto Owner Trust 2001-B ...................... 5.12          10/15/04          501,313
      450    Ford Credit Auto Owner Trust 2002-B ...................... 2.97          06/15/04          451,538
      512    Harley-Davidson Motorcycle Trust 2002-1 .................. 3.02          09/15/06          516,631
      236    Honda Auto Receivables Owner Trust 2002-1 ................ 2.55          04/15/04          236,600
      700    Honda Auto Receivables Owner Trust 2002-2 ................ 2.91          09/15/04          703,469
      140    MBNA Master Credit Card Trust ............................ 5.90          08/15/11          153,496
      373    National City Auto Receivables Trust 2002-A .............. 3.00          01/15/05          374,092
      200    Nissan Auto Receivables Owner Trust ...................... 4.80          02/15/07          209,278
      500    Nissan Auto Receivables Owner Trust 2002-B ............... 3.07          08/16/04          502,428
                                                                                                   ------------
                                                                                                      7,030,906
                                                                                                   ------------
             Financial Conglomerates (0.3%)
      590    Capital Auto Receivables Asset Trust 2002-2 .............. 2.89          04/15/04          592,055
                                                                                                   ------------
             TOTAL ASSET-BACKED SECURITIES
             (Cost $7,537,505).................................................................       7,622,961
                                                                                                   ------------
             COLLATERALIZED MORTGAGE OBLIGATION (0.2%)
      335    Federal National Mortgage Assoc. (Cost $357,909).......... 5.50          06/25/08          339,478
                                                                                                   ------------
             SHORT-TERM INVESTMENTS (14.9%)
             U.S. GOVERNMENT OBLIGATIONS (A) (0.1%)
             U.S. Treasury Bills
      100    **. ...................................................... 1.60          03/27/03           99,760
      100    **. ...................................................... 1.215         07/17/03           99,447
                                                                                                   ------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $199,200).................................         199,207
                                                                                                   ------------

                        See Notes to Financial Statements

MORGAN STANLEY BALANCED INCOME FUND
PORTFOLIO OF INVESTMENTS o JANUARY 31, 2003 continued


 PRINCIPAL
 AMOUNT IN                                                               COUPON        MATURITY
 THOUSANDS                                                                RATE           DATE             VALUE
---------------------------------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (14.8%)
 $ 25,490    Joint repurchase agreement account (dated 01/31/03; proceeds
              $25,492,825) (b) (Cost $25,490,000)........................ 1.33 %       02/03/03         $  25,490,000
                                                                                                        -------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $25,689,200).....................................................................       25,689,207
                                                                                                        -------------
             TOTAL INVESTMENTS (Cost $186,199,198) (c).............................     111.8 %           192,549,287

             LIABILITIES IN EXCESS OF OTHER ASSETS ................................     (11.8)            (20,363,273)
                                                                                       ------           -------------
             NET ASSETS ...........................................................     100.0 %         $ 172,186,014
                                                                                       ======           =============

------------
ADR      American Depository Receipt.
FSA      Financial Security Assurance.
 *       Resale is restricted to qualified institutional investors.
 ** Some or all of these securities have been segregated in connection with securities purchased on a forward commitment basis and/or with open futures contracts.
*** Security was purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
 +       Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b)      Collateralized by federal agency and U.S. Treasury obligations.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $8,812,951 and the aggregate gross unrealized depreciation is $2,462,862, resulting in net unrealized appreciation of $6,350,089.

FUTURES CONTRACTS OPEN AT JANUARY 31, 2003:

 NUMBER OF                     DESCRIPTION/DELIVER        UNDERLYING FACE    UNREALIZED
 CONTRACTS     LONG/SHORT        MONTH AND YEAR           AMOUNT AT VALUE   DEPRECIATION
----------------------------------------------------------------------------------------
                           U.S. Treasury Notes 5 year,
     79         Short       March 2003                  $(8,889,969)       $(137,066)
                           U.S. Treasury Notes 5 year,
     8          Short       June 2003                      (894,250)            (750)
                           U.S. Treasury Notes 2 year,
     8          Short       March 2003                   (1,720,500)         (17,548)
                                                                           ---------
            Total unrealized depreciation ..............................   $(155,364)
                                                                           =========

                        See Notes to Financial Statements

MORGAN STANLEY BALANCED INCOME FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2003

ASSETS:
Investments in securities, at value (including
  repurchase agreements of $25,490,000)
  (cost $186,199,198).........................................   $192,549,287
Receivable for:
     Investments sold ........................................      7,868,621
     Interest ................................................      1,348,847
     Shares of beneficial interest sold ......................        612,087
     Dividends ...............................................         50,572
Prepaid expenses .............................................         57,980
                                                                 ------------
   TOTAL ASSETS ..............................................    202,487,394
                                                                 ------------
LIABILITIES:
Payable for:
     Investments purchased ...................................     29,773,369
     Shares of beneficial interest redeemed ..................        226,358
     Distribution fee ........................................        143,784
     Investment management fee ...............................         88,119
Accrued expenses and other payables ..........................         69,750
                                                                 ------------
   TOTAL LIABILITIES .........................................     30,301,380
                                                                 ------------
   NET ASSETS ................................................   $172,186,014
                                                                 ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..............................................   $180,430,191
Net unrealized appreciation ..................................      6,194,725
Dividends in excess of net investment income..................       (282,752)
Accumulated net realized loss ................................    (14,156,150)
                                                                 ------------
   Net Assets ................................................   $172,186,014
                                                                 ============
CLASS A SHARES:
Net Assets ...................................................     $3,124,629
Shares Outstanding (unlimited authorized, $.01
  par value) .................................................        272,953
   NET ASSET VALUE PER SHARE .................................         $11.45
                                                                       ======
     MAXIMUM OFFERING PRICE PER SHARE
     (net asset value plus 5.54% of net asset
        value) ...............................................         $12.08
                                                                       ======
CLASS B SHARES:
Net Assets ...................................................   $135,145,838
Shares Outstanding (unlimited authorized, $.01
  par value) .................................................     11,853,819
   NET ASSET VALUE PER SHARE .................................         $11.40
                                                                       ======
CLASS C SHARES:
Net Assets ...................................................    $32,439,313
Shares Outstanding (unlimited authorized, $.01
  par value) .................................................      2,840,980
   NET ASSET VALUE PER SHARE .................................         $11.42
                                                                       ======
CLASS D SHARES:
Net Assets ...................................................     $1,476,234
Shares Outstanding (unlimited authorized, $.01
  par value) .................................................        129,294
   NET ASSET VALUE PER SHARE .................................         $11.42
                                                                       ======

STATEMENT OF OPERATIONS
For the year ended January 31, 2003

NET INVESTMENT INCOME:
INCOME
Interest ..................................................      $ 4,857,703
Dividends (net of $4,578 foreign withholding
  tax) ....................................................        1,174,332
                                                                 -----------
   TOTAL INCOME ...........................................        6,032,035
                                                                 -----------
EXPENSES
Distribution fee (Class A shares) .........................            7,552
Distribution fee (Class B shares) .........................        1,193,345
Distribution fee (Class C shares) .........................          331,906
Investment management fee .................................          938,591
Transfer agent fees and expenses ..........................          167,328
Professional fees .........................................           61,133
Shareholder reports and notices ...........................           57,963
Registration fees .........................................           35,445
Custodian fees ............................................           21,072
Trustees' fees and expenses ...............................           12,624
Other .....................................................           14,157
                                                                 -----------
   TOTAL EXPENSES .........................................        2,841,116
                                                                 -----------
   NET INVESTMENT INCOME ..................................        3,190,919
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
   Investments ............................................      (10,034,014)
   Futures contracts ......................................          166,081
                                                                 -----------
   NET REALIZED LOSS ......................................       (9,867,933)
                                                                 -----------
NET CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION ON:
   Investments ............................................       (1,236,520)
   Futures contracts ......................................         (114,676)
                                                                 -----------
   NET DEPRECIATION .......................................       (1,351,196)
                                                                 -----------
   NET LOSS ...............................................      (11,219,129)
                                                                 -----------
NET DECREASE ..............................................      $(8,028,210)
                                                                 ===========


                        See Notes to Financial Statements

MORGAN STANLEY BALANCED INCOME FUND
FINANCIAL STATEMENTS continued

STATEMENT OF CHANGES IN NET ASSETS


                                                                                              FOR THE YEAR       FOR THE YEAR
                                                                                                  ENDED             ENDED
                                                                                            JANUARY 31, 2003   JANUARY 31, 2002
                                                                                           ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income ....................................................................    $  3,190,919      $  2,791,950
Net realized loss ........................................................................      (9,867,933)       (2,508,985)
Net change in unrealized appreciation ....................................................      (1,351,196)        2,436,198
                                                                                              ------------      ------------
  NET INCREASE (DECREASE) ................................................................      (8,028,210)        2,719,163
                                                                                              ------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A shares ...........................................................................        (105,607)          (88,927)
Class B shares ...........................................................................      (3,035,062)       (2,077,363)
Class C shares ...........................................................................        (841,038)         (812,339)
Class D shares ...........................................................................         (26,804)           (7,664)
                                                                                              ------------      ------------
  TOTAL DIVIDENDS ........................................................................      (4,008,511)       (2,986,293)
                                                                                              ------------      ------------
Net increase from transactions in shares of beneficial interest ..........................      46,232,396        66,099,481
                                                                                              ------------      ------------
  NET INCREASE ...........................................................................      34,195,675        65,832,351

NET ASSETS:
Beginning of period ......................................................................     137,990,339        72,157,988
                                                                                              ------------      ------------
END OF PERIOD
(Including dividends in excess of net investment income of $282,752 and undistributed net
investment income of $106,682, respectively)..............................................    $172,186,014      $137,990,339
                                                                                              ============      ============


                        See Notes to Financial Statements

MORGAN STANLEY BALANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Balanced Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide current income and moderate capital growth. The Fund seeks to achieve its objective by investing in investment grade fixed income securities and, to a lesser extent, common stock of companies which have a record of paying dividends and have the potential for increasing dividends and securities convertible into common stock. The Fund was organized as a Massachusetts business trust on November 23, 1994 and commenced operations on March 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (5) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY BALANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003 continued

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

MORGAN STANLEY BALANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003 continued

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day. Effective May 1, 2002, the Agreement was amended to reduce the annual rate to 0.575% of the portion of the daily net assets exceeding $500 million.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $7,406,425 at January 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended January 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended January 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $5,190, $398,402 and $12,292, respectively and received $104,519 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

MORGAN STANLEY BALANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003 continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended January 31, 2003, aggregated $317,164,540 and $262,774,070, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $39,020,293 and $24,777,722, respectively and purchases of $206,340 with other Morgan Stanley Funds.

For the year ended January 31, 2003, the Fund incurred brokerage commissions of $33,247 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At January 31, 2003, the Fund's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc. of $20,355.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $2,200.

5. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                           FOR THE YEAR         FOR THE YEAR
                                               ENDED               ENDED
                                         JANUARY 31, 2003     JANUARY 31, 2002
                                        ------------------   -----------------
Ordinary income .....................       $4,008,511           $2,986,293

As of January 31, 2003, the tax-basis components of accumulated earnings were as follows:



Undistributed ordinary income ...............................      $   256,183
Undistributed long-term gains ...............................           --
                                                                  ------------
Net accumulated earnings ....................................          256,183
Capital loss carryforward* ..................................      (13,332,190)
Net unrealized appreciation .................................        4,831,830
                                                                  ------------
Total accumulated earnings (losses) .........................     ($ 8,244,177)
                                                                  ============

MORGAN STANLEY BALANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003 continued

* As of January 31, 2003, the Fund had a net capital loss carryforward of approximately $13,332,000 which will expire beween January 31, 2009-2011 to offset future capital gains to the extent provided by regulations.

As of January 31, 2003, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and book amortization of premiums on debt securities and permanent book/tax differences attributable to losses on paydowns and tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and dividends in excess of net investment income was credited $428,158.

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may invest in interest rate and stock index futures contracts ("futures contracts").

These future contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.

At January 31, 2003, the Fund had outstanding interest rate futures contracts.

MORGAN STANLEY BALANCED INCOME FUND
NOTES TO FINANCIAL STATEMENTS o JANUARY 31, 2003 continued

7. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                             FOR THE YEAR                     FOR THE YEAR
                                                 ENDED                           ENDED
                                           JANUARY 31, 2003                 JANUARY 31, 2002
                                    ------------------------------- --------------------------------
                                         SHARES          AMOUNT           SHARES          AMOUNT
                                    --------------- ---------------  --------------- ----------------
CLASS A SHARES
Sold ..............................       327,689    $   3,912,674       1,161,932    $  14,341,236
Reinvestment of dividends .........         5,573           65,645           5,677           68,275
Redeemed ..........................      (239,692)      (2,786,959)     (1,152,734)     (14,237,931)
                                       ----------    -------------      ----------    -------------
Net increase - Class A ............        93,570        1,191,360          14,875          171,580
                                       ----------    -------------      ----------    -------------
CLASS B SHARES
Sold ..............................     8,290,094       97,695,125       6,944,503       85,297,007
Reinvestment of dividends .........       179,210        2,103,131         114,892        1,376,003
Redeemed ..........................    (4,897,510)     (57,560,883)     (2,474,502)     (30,396,494)
                                       ----------    -------------      ----------    -------------
Net increase - Class B ............     3,571,794       42,237,373       4,584,893       56,276,516
                                       ----------    -------------      ----------    -------------
CLASS C SHARES
Sold ..............................       904,376       10,678,414       1,219,635       15,024,513
Reinvestment of dividends .........        58,065          684,235          56,854          682,383
Redeemed ..........................      (824,928)      (9,587,655)       (524,208)      (6,441,514)
                                       ----------    -------------      ----------    -------------
Net increase - Class C ............       137,513        1,774,994         752,281        9,265,382
                                       ----------    -------------      ----------    -------------
CLASS D SHARES
Sold ..............................       134,333        1,560,341          44,074          540,000
Reinvestment of dividends .........         1,695           19,695             506            6,069
Redeemed ..........................       (46,958)        (551,367)        (12,997)        (160,066)
                                       ----------    -------------      ----------    -------------
Net increase - Class D ............        89,070        1,028,669          31,583          386,003
                                       ----------    -------------      ----------    -------------
Net increase in Fund ..............     3,891,947    $  46,232,396       5,383,632    $  66,099,481
                                       ==========    =============      ==========    =============

MORGAN STANLEY BALANCED INCOME FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                             FOR THE YEAR ENDED JANUARY 31,
                                                            -------------------------------------------------------------
                                                             2003           2002        2001           2000         1999
                                                            ------         ------      ------         ------       ------
CLASS A SHARES:
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $12.35         $12.42      $11.80         $12.75       $12.41
                                                            ------         ------      ------         ------       ------

Income (loss) from investment operations:
 Net investment income[+/+].............................      0.33           0.43        0.47           0.47         0.46
 Net realized and unrealized gain (loss) ...............     (0.84)         (0.06)       0.94          (0.69)        0.87
                                                            ------         ------      ------         ------       ------
Total income (loss) from investment operations .........     (0.51)          0.37        1.41          (0.22)        1.33
                                                            ------         ------      ------         ------       ------

Less dividends and distributions from:
 Net investment income .................................     (0.39)         (0.44)      (0.47)         (0.47)       (0.47)
 Net realized gain .....................................      --             --         (0.32)         (0.26)       (0.52)
                                                            ------         ------      ------         ------       ------
Total dividends and distributions ......................     (0.39)         (0.44)      (0.79)         (0.73)       (0.99)
                                                            ------         ------      ------         ------       ------

Net asset value, end of period .........................    $11.45         $12.35      $12.42         $11.80       $12.75
                                                            ======         ======      ======         ======       ======

Total Return+  .........................................     (4.19)%         3.13%      12.66%         (1.84)%      11.11%

RATIOS TO AVERAGE NET ASSETS (1):
Expenses ...............................................      1.08%          1.16%       1.20%          1.20%        1.23%
Net investment income ..................................      2.79%          3.44%       3.97%          3.82%        3.73%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................    $3,125         $2,216      $2,043         $2,187       $5,448
Portfolio turnover rate ................................       173%            99%         21%            35%          32%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

MORGAN STANLEY BALANCED INCOME FUND
FINANCIAL HIGHLIGHTS continued

                                                                         FOR THE YEAR ENDED JANUARY 31,
                                                             ------------------------------------------------------
                                                              2003         2002       2001         2000       1999
                                                             ------       ------     ------       ------     ------
CLASS B SHARES:
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................     $12.31       $12.39     $11.77       $12.74     $12.41
                                                             ------       ------     ------       ------     ------

Income (loss) from investment operations:
 Net investment income[+/+].............................       0.24         0.34       0.37         0.38       0.38
 Net realized and unrealized gain (loss) ...............      (0.85)       (0.07)      0.95        (0.71)      0.85
                                                             ------       ------     ------       ------     ------
Total income (loss) from investment operations .........      (0.61)        0.27       1.32        (0.33)      1.23
                                                             ------       ------     ------       ------     ------

Less dividends and distributions from:
 Net investment income .................................      (0.30)       (0.35)     (0.38)       (0.38)     (0.38)
 Net realized gain .....................................        --           --       (0.32)       (0.26)     (0.52)
                                                             ------       ------     ------       ------     ------
Total dividends and distributions ......................      (0.30)       (0.35)     (0.70)       (0.64)     (0.90)
                                                             ------       ------     ------       ------     ------

Net asset value, end of period .........................     $11.40       $12.31     $12.39       $11.77     $12.74
                                                             ======       ======     ======       ======     ======

TOTAL RETURN+  .........................................      (4.98)%       2.32%     11.82%       (2.69)%    10.32%

RATIOS TO AVERAGE NET ASSETS (1):
Expenses ...............................................       1.84%        1.91%      2.00%        1.95%      1.99%
Net investment income ..................................       2.03%        2.68%      3.17%        3.07%      2.97%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................   $135,146     $101,957    $45,803      $56,827    $56,919
Portfolio turnover rate ................................        173%          99%        21%          35%        32%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

MORGAN STANLEY BALANCED INCOME FUND
FINANCIAL HIGHLIGHTS continued



                                                                             FOR THE YEAR ENDED JANUARY 31,
                                                             -------------------------------------------------------------
                                                              2003         2002           2001          2000         1999
                                                             ------       ------         ------        ------       ------
CLASS C SHARES:
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................     $12.33       $12.41         $11.78        $12.74       $12.41
                                                             ------       ------         ------        ------       ------

Income (loss) from investment operations:
 Net investment income[+/+].............................       0.24         0.33           0.38          0.38         0.38
 Net realized and unrealized gain (loss) ...............      (0.85)       (0.05)          0.95         (0.70)        0.85
                                                             ------       ------         ------        ------       ------
Total income (loss) from investment operations .........      (0.61)        0.28           1.33         (0.32)        1.23
                                                             ------       ------         ------        ------       ------

Less dividends and distributions from:
 Net investment income .................................      (0.30)       (0.36)         (0.38)        (0.38)       (0.38)
 Net realized gain .....................................        --           --           (0.32)        (0.26)       (0.52)
                                                             ------       ------         ------        ------       ------
Total dividends and distributions ......................      (0.30)       (0.36)         (0.70)        (0.64)       (0.90)
                                                             ------       ------         ------        ------       ------

Net asset value, end of period .........................     $11.42       $12.33         $12.41        $11.78       $12.74
                                                             ======       ======         ======        ======       ======

TOTAL RETURN+  .........................................      (5.00)%       2.32%         11.89%        (2.62)%      10.32%

RATIOS TO AVERAGE NET ASSETS (1):
Expenses ...............................................       1.84%        1.91%          1.94%         1.95%        1.94%
Net investment income ..................................       2.03%        2.68%          3.23%         3.07%        3.02%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................    $32,439      $33,321        $24,205       $29,535      $35,291
Portfolio turnover rate ................................        173%          99%            21%           35%          32%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

MORGAN STANLEY BALANCED INCOME FUND
FINANCIAL HIGHLIGHTS continued


                                                                             FOR THE YEAR ENDED JANUARY 31,
                                                            -------------------------------------------------------------
                                                             2003         2002          2001           2000         1999
                                                            ------       ------        ------         ------       ------
CLASS D SHARES:
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $12.33       $12.40        $11.79         $12.75       $12.42
                                                            ------       ------        ------         ------       ------

Income (loss) from investment operations:
 Net investment income[+/+].............................      0.34         0.45          0.50           0.50         0.48
 Net realized and unrealized gain (loss) ...............     (0.83)       (0.05)         0.93          (0.70)        0.87
                                                            ------       ------        ------         ------       ------
Total income (loss) from investment operations .........     (0.49)        0.40          1.43          (0.20)        1.35
                                                            ------       ------        ------         ------       ------

Less dividends and distributions from:
 Net investment income .................................     (0.42)       (0.47)        (0.50)         (0.50)       (0.50)
 Net realized gain .....................................       --           --          (0.32)         (0.26)       (0.52)
                                                            ------       ------        ------         ------       ------
Total dividends and distributions ......................     (0.42)       (0.47)        (0.82)         (0.76)       (1.02)
                                                            ------       ------        ------         ------       ------

Net asset value, end of period .........................    $11.42       $12.33        $12.40         $11.79       $12.75
                                                            ======       ======        ======         ======       ======

TOTAL RETURN+  .........................................     (4.04)%       3.37%        12.88%         (1.63)%      11.27%

RATIOS TO AVERAGE NET ASSETS (1):
Expenses ...............................................      0.84%        0.91%         1.00%          0.95%        0.99%
Net investment income ..................................      3.03%        3.68%         4.17%          4.07%        3.97%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................    $1,476         $496          $107         $1,546       $1,679
Portfolio turnover rate ................................       173%          99%           21%            35%          32%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

MORGAN STANLEY BALANCED INCOME FUND
INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY BALANCED INCOME FUND:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Balanced Income Fund (the "Fund"), including the portfolio of investments, as of January 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Balanced Income Fund as of January 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
March 10, 2003

--------------------------------------------------------------------------------
                    2003 Federal Tax Notice (unaudited)

   During the fiscal year ended January 31, 2003, 27.68% of the income dividends paid by the Fund qualified for the dividends received deduction available to corporations.

   Of the Fund's ordinary income dividends paid during the fiscal year,
   32.93% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.
--------------------------------------------------------------------------------

MORGAN STANLEY BALANCED INCOME FUND
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES:


                                                         TERM OF
                                                       OFFICE AND
                                       POSITION(S)      LENGTH OF
       NAME, AGE AND ADDRESS OF         HELD WITH         TIME
         INDEPENDENT TRUSTEE            REGISTRANT       SERVED*        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------- ------------- ---------------- ------------------------------------------------
Michael Bozic (62)                    Trustee       Since            Retired; Director or Trustee of the Morgan
c/o Mayer, Brown, Rowe & Maw                        April 1994       Stanley Funds and TCW/DW Term Trust 2003;
Counsel to the Independent Trustees                                  formerly Vice Chairman of Kmart Corporation
1675 Broadway                                                        (December 1998-October 2000), Chairman and
New York, NY                                                         Chief Executive Officer of Levitz Furniture
                                                                     Corporation (November 1995-November 1998)
                                                                     and President and Chief Executive Officer
                                                                     of Hills Department Stores (May 1991-July
                                                                     1995); formerly variously Chairman, Chief
                                                                     Executive Officer, President and Chief
                                                                     Operating Officer (1987-1991) of the Sears
                                                                     Merchandise Group of Sears, Roebuck & Co.

Edwin J. Garn (70)                    Trustee       Since            irector or Trustee of the Morgan Stanley
c/o Summit Ventures LLC                             January 1993     unds and TCW/DW Term Trust 2003; formerly
1 Utah Center                                                        nited States Senator (R-Utah) (1974-1992)
201 S. Main Street                                                   nd Chairman, Senate Banking Committee
Salt Lake City, UT                                                   1980-1986); formerly Mayor of Salt Lake City,
                                                                     tah (1971-1974); formerly Astronaut,
                                                                     pace Shuttle Discovery (April 12-19,
                                                                     985); Vice Chairman, Huntsman Corporation
                                                                     chemical company); member of the Utah
                                                                     egional Advisory Board of Pacific Corp.

Wayne E. Hedien (68)                  Trustee       Since            Retired; Director or Trustee of the Morgan
c/o Mayer, Brown, Rowe & Maw                        September 1997   Stanley Funds and TCW/DW Term Trust 2003;
Counsel to the Independent Trustees                                  formerly associated with the Allstate
1675 Broadway                                                        Companies (1966-1994), most recently as
New York, NY                                                         Chairman of The Allstate Corporation
                                                                     (March 1993-December 1994) and Chairman
                                                                     and Chief Executive Officer of its
                                                                     wholly-owned subsidiary, Allstate
                                                                     Insurance Company (July 1989-December
                                                                     1994).

                                          NUMBER OF
                                        PORTFOLIOS IN
                                            FUND
                                           COMPLEX
       NAME, AGE AND ADDRESS OF           OVERSEEN
         INDEPENDENT TRUSTEE            BY TRUSTEE**         OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------------  -------------- ------------------------------------------------
Michael Bozic (62)                          123       Director of Weirton Steel Corporation.
c/o Mayer, Brown, Rowe & Maw
Counsel to the Independent Trustees
1675 Broadway
New York, NY








Edwin J. Garn (70)                          123       Director of Franklin Covey (time management
c/o Summit Ventures LLC                               systems), BMW Bank of North America, Inc.
1 Utah Center                                         (industrial loan corporation), United Space
201 S. Main Street                                    Alliance (joint venture between Lockheed Martin
Salt Lake City, UT                                    and the Boeing Company) and Nuskin Asia
                                                      Pacific (multilevel marketing); member of
                                                      the board of various civic and charitable
                                                      organizations.



Wayne E. Hedien (68)                        123       Director of The PMI Group Inc. (private
c/o Mayer, Brown, Rowe & Maw                          mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees                   Chairman of The Field Museum of Natural
1675 Broadway                                         History; director of various other business and
New York, NY                                          charitable organizations.


MORGAN STANLEY BALANCED INCOME FUND
TRUSTEE AND OFFICER INFORMATION continued


                                                         TERM OF
                                                       OFFICE AND
                                         POSITION(S)    LENGTH OF
        NAME, AGE AND ADDRESS OF          HELD WITH       TIME
          INDEPENDENT TRUSTEE             REGISTRANT     SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------- ------------- ------------ -------------------------------------------------
Dr. Manuel H. Johnson (53)              Trustee       Since        Chairman of the Audit Committee and Director
c/o Johnson Smick International, Inc.                 July 1991    or Trustee of the Morgan Stanley Funds and
1133 Connecticut Avenue, N.W.                                      TCW/DW Term Trust 2003; Senior Partner,
Washington, D.C.                                                   Johnson Smick International, Inc., a consulting
                                                                   firm; Co-Chairman and a founder of the Group
                                                                   of Seven Council (G7C), an international
                                                                   economic commission; formerly Vice Chairman
                                                                   of the Board of Governors of the Federal
                                                                   Reserve System and Assistant Secretary of the
                                                                   U.S. Treasury.

Michael E. Nugent (66)                  Trustee       Since        Chairman of the Insurance Committee and
c/o Triumph Capital, L.P.                             July 1991    Director or Trustee of the Morgan Stanley
237 Park Avenue                                                    Funds and TCW/DW Term Trust 2003; director/
New York, NY                                                       trustee of various investment companies
                                                                   managed by Morgan Stanley Investment
                                                                   Management Inc. and Morgan Stanley
                                                                   Investments LP (since July 2001); General
                                                                   Partner, Triumph Capital, L.P., a private
                                                                   investment partnership; formerly Vice
                                                                   President, Bankers Trust Company and BT
                                                                   Capital Corporation (1984-1988).
                                           NUMBER OF
                                         PORTFOLIOS IN
                                             FUND
                                            COMPLEX
        NAME, AGE AND ADDRESS OF           OVERSEEN
          INDEPENDENT TRUSTEE            BY TRUSTEE**        OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------- -------------- ----------------------------------------------
Dr. Manuel H. Johnson (53)                   123       Director of NVR, Inc. (home construction);
c/o Johnson Smick International, Inc.                  Chairman and Trustee of the Financial
1133 Connecticut Avenue, N.W.                          Accounting Foundation (oversight organization
Washington, D.C.                                       of the Financial Accounting Standards Board).







Michael E. Nugent (66)                       200       Director of various business organizations.
c/o Triumph Capital, L.P.
237 Park Avenue
New York, NY

MORGAN STANLEY BALANCED INCOME FUND
TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:

                                                          TERM OF
                                                        OFFICE AND
                                     POSITION(S)         LENGTH OF
   NAME, AGE AND ADDRESS OF           HELD WITH            TIME
      INTERESTED TRUSTEE              REGISTRANT          SERVED*       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ----------------------- ------------ ---------------------------------------------------
Charles A. Fiumefreddo (69)    Chairman of the Board   Since        Chairman and Director or Trustee of the
c/o Morgan Stanley Trust       and Trustee             July 1991    Morgan Stanley Funds and TCW/DW Term Trust
Harborside Financial Center,                                        2003; formerly Chairman, Chief Executive
Plaza Two,                                                          Officer and Director of the Investment Manager,
Jersey City, NJ                                                     the Distributor and Morgan Stanley Services,
                                                                    Executive Vice President and Director of Morgan
                                                                    Stanley DW, Chairman and Director of the Transfer
                                                                    Agent, and Director and/or officer of various
                                                                    Morgan Stanley subsidiaries (until June 1998) and
                                                                    Chief Executive Officer of the Morgan Stanley
                                                                    Funds and the TCW/DW Term Trusts (until September
                                                                    2002).

James F. Higgins (54)          Trustee                 Since        Director or Trustee of the Morgan Stanley
c/o Morgan Stanley Trust                               June 2000    Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,                                        June 2000); Senior Advisor of Morgan Stanley
Plaza Two,                                                          (since August 2000); Director of the Distributor
Jersey City, NJ                                                     and Dean Witter Realty Inc.; Director of AXA
                                                                    Financial, Inc. and The Equitable Life Assurance
                                                                    Society of the United States (financial
                                                                    services); previously President and Chief
                                                                    Operating Officer of the Private Client Group of
                                                                    Morgan Stanley (May 1999-August 2000), President
                                                                    and Chief Operating Officer of Individual
                                                                    Securities of Morgan Stanley (February 1997-May
                                                                    1999).

Philip J. Purcell (59)         Trustee                 Since        Director or Trustee of the Morgan Stanley
1585 Broadway                                          April 1994   Funds and TCW/DW Term Trust 2003;
New York, NY                                                        Chairman of the Board of Directors and Chief
                                                                    Executive Officer of Morgan Stanley and Morgan
                                                                    Stanley DW; Director of the Distributor; Chairman
                                                                    of the Board of Directors and Chief Executive
                                                                    Officer of Novus Credit Services Inc.; Director
                                                                    and/or officer of various Morgan Stanley
                                                                    subsidiaries.

                                  NUMBER OF
                                PORTFOLIOS IN
                                    FUND
                                   COMPLEX
   NAME, AGE AND ADDRESS OF       OVERSEEN
      INTERESTED TRUSTEE        BY TRUSTEE**       OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------ -------------- --------------------------------------------
Charles A. Fiumefreddo (69)         123       None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)               123       None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)              123       Director of American Airlines, Inc. and its
1585 Broadway                                 parent company, AMR Corporation.
New York, NY

------------
* Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

MORGAN STANLEY BALANCED INCOME FUND
TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                   POSITION(S)         LENGTH OF
   NAME, AGE AND ADDRESS OF         HELD WITH             TIME
       EXECUTIVE OFFICER            REGISTRANT          SERVED*                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ------------------- ----------------- ---------------------------------------------------------------
Mitchell M. Merin (49)         President and       President since   President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas    Chief Executive     May 1999 and      Investment Management (since December 1998); President,
New York, NY                   Officer             Chief Executive   Director (since April 1997) and Chief Executive Officer (since
                                                   Officer since     June 1998) of the Investment Manager and Morgan Stanley
                                                   September 2002    Services; Chairman, Chief Executive Officer and Director of the
                                                                     Distributor (since June 1998); Chairman (since June 1998) and
                                                                     Director (since January 1998) of the Transfer Agent; Director of various Morgan Stanley subsidiaries; President (since May
                                                                     1999) and Chief Executive Officer (since September 2002) of the
                                                                     Morgan Stanley Funds and TCW/DW Term Trust 2003; Trustee (since
                                                                     December 1999) and President and Chief Executive Officer (since
                                                                     October 2002) of the Van Kampen Open-End Funds and President
                                                                     and Chief Executive Officer (since December 2002) of the Van
                                                                     Kampen Closed-End Funds; previously Chief Strategic Officer of the Investment Manager and Morgan Stanley Services and
                                                                     Executive Vice President of the Distributor (April 1997-June
                                                                     1998), Vice President of the Morgan Stanley Funds (May
                                                                     1997-April 1999), and Executive Vice President of Morgan
                                                                     Stanley.

Barry Fink (48)                Vice President,     Since             General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas    Secretary and       February 1997     December 2000) of Morgan Stanley Investment Management;
New York, NY                   General Counsel                       Managing Director (since December 2000), and Director (since
                                                                     July 1998) of the Investment Manager and Morgan Stanley
                                                                     Services; Assistant Secretary of Morgan Stanley DW; Vice
                                                                     President, Secretary and General Counsel of the Morgan Stanley
                                                                     Funds and TCW/DW Term Trust 2003 (since February 1997); Vice
                                                                     President and Secretary of the Distributor; previously, Vice
                                                                     President and Assistant General Counsel of the Investment
                                                                     Manager and Morgan Stanley Services (February 1997 - December
                                                                     2001).

Joseph J. McAlinden (60)       Vice President      Since             Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                        July 1995         Investment Manager, Morgan Stanley Investment Management Inc.
New York, NY                                                         and Morgan Stanley Investments LP; Director of the Transfer
                                                                     Agent; Chief Investment Officer of the Van Kampen Funds.

Ronald E. Robison (64)         Vice President      Since             Managing Director, Chief Administrative Officer and Director
1221 Avenue of the Americas                        October 1998      (since February 1999) of the Investment Manager and Morgan
New York, NY                                                         Stanley Services and Chief Executive Officer and Director of
                                                                     the Transfer Agent; previously Managing Director of the TCW
                                                                     Group Inc.

Thomas F. Caloia (56)          Treasurer           Since             Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                           April 1989        Treasurer of the Investment Manager, the Distributor and Morgan
Harborside Financial Center,                                         Stanley Services; previously First Vice President of the
Plaza Two                                                            Investment Manager, the Distributor and Morgan Stanley
Jersey City, NJ                                                      Services; Treasurer of the Morgan Stanley Funds.

Francis Smith (37)             Vice President      Since             Vice President and Chief Financial Officer of the Morgan
c/o Morgan Stanley Trust       and Chief           September 2002    Stanley Funds and TCW/DW Term Trust 2003 (since September
Harborside Financial Center,   Financial Officer                     2002); Executive Director of the Investment Manager and Morgan
Plaza Two,                                                           Stanley Services (since December 2001); previously Vice
Jersey City, NJ                                                      President of the Investment Manager and Morgan Stanley Services
                                                                     (August 2000-November 2001), Senior Manager at
                                                                     PricewaterhouseCoopers LLP (January 1998-August 2000) and
                                                                     Associate-Fund Administration at BlackRock Financial Management
                                                                     (July 1996-December 1997).


------------

* Each Officer serves an indefinite term, until his or her successor is elected.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell


OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer


TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020


This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

38400RPT-10141B03-AP-2/03

[MORGAN STANLEY LOGO]


                                              [MORGAN STANLEY LOGO]


                                              [GRAPHIC OMITTED]


                                              Morgan Stanley
                                              Balanced Income Fund


                                              Annual Report
                                              January 31, 2003